                                                                    Exhibit 24

              Consent of Person About to Become a Director of
                     Commercial Bancshares, Incorporated


     I hereby consent to the references to my name and inclusion of the information set forth in the Registration Statement on Form S-4 of Commercial Bancshares, Incorporated, and all amendments thereto, including the information about me as a person who is about to become a member of its Board of Directors.


                              POWER OF ATTORNEY

     Know all men by these presents, that I constitute and appoint William E. Mildren, Jr. or Larry G. Johnson or both of them true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign any or all amendments to this registration statement and to file the same, therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Witness my hand on the date set forth below.

Date: May 4, 1994                          /s/ Gary R. Davis
                                            Gary R. Davis

              Consent of Person About to Become a Director of
                     Commercial Bancshares, Incorporated


     I hereby consent to the references to my name and inclusion of the information set forth in the Registration Statement on Form S-4 of Commercial Bancshares, Incorporated, and all amendments thereto, including the information about me as a person who is about to become a member of its Board of Directors.


                              POWER OF ATTORNEY

     Know all men by these presents, that I constitute and appoint William E. Mildren, Jr. or Larry G. Johnson or both of them true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign any or all amendments to this registration statement and to file the same, therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Witness my hand on the date set forth below.

Date: May 4, 1994                          /s/ David L. Mendenhall
                                            David L. Mendenhall

              Consent of Person About to Become a Director of
                     Commercial Bancshares, Incorporated


     I hereby consent to the references to my name and inclusion of the information set forth in the Registration Statement on Form S-4 of Commercial Bancshares, Incorporated, and all amendments thereto, including the information about me as a person who is about to become a member of its Board of Directors.


                              POWER OF ATTORNEY

     Know all men by these presents, that I constitute and appoint William E. Mildren, Jr. or Larry G. Johnson or both of them true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign any or all amendments to this registration statement and to file the same, therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Witness my hand on the date set forth below.

Date: May 4, 1994                          /s/ Wilson Davis
                                            Wilson Davis

                           Consent of Director of
                     Commercial Bancshares, Incorporated


     I hereby consent to the references to my name and inclusion of the information set forth in the Registration Statement on Form S-4 of Commercial Bancshares, Incorporated, and all amendments thereto, including the information about me as a person who is a member of its Board of Directors.


                              POWER OF ATTORNEY

     Know all men by these presents, that I constitute and appoint William E. Mildren, Jr. or Larry G. Johnson or both of them true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign any or all amendments to this registration statement and to file the same, therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Witness my hand on the date set forth below.

Date: May 4, 1994                          /s/ Bruce Bingham
                                            Bruce Bingham

                           Consent of Director of
                     Commercial Bancshares, Incorporated


     I hereby consent to the references to my name and inclusion of the information set forth in the Registration Statement on Form S-4 of Commercial Bancshares, Incorporated, and all amendments thereto, including the information about me as a person who is a member of its Board of Directors.


                              POWER OF ATTORNEY

     Know all men by these presents, that I constitute and appoint William E. Mildren, Jr. or Larry G. Johnson or both of them true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign any or all amendments to this registration statement and to file the same, therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Witness my hand on the date set forth below.

Date: May 4, 1994                          /s/ Frank L. Christy
                                            Frank L. Christy

                           Consent of Director of
                     Commercial Bancshares, Incorporated


     I hereby consent to the references to my name and inclusion of the information set forth in the Registration Statement on Form S-4 of Commercial Bancshares, Incorporated, and all amendments thereto, including the information about me as a person who is a member of its Board of Directors.


                              POWER OF ATTORNEY

     Know all men by these presents, that I constitute and appoint William E. Mildren, Jr. or Larry G. Johnson or both of them true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign any or all amendments to this registration statement and to file the same, therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Witness my hand on the date set forth below.

Date: May 4, 1994                          /s/ William E. Mildren, Sr.
                                            William E. Mildren, Sr.

                           Consent of Director of
                     Commercial Bancshares, Incorporated


     I hereby consent to the references to my name and inclusion of the information set forth in the Registration Statement on Form S-4 of Commercial Bancshares, Incorporated, and all amendments thereto, including the information about me as a person who is a member of its Board of Directors.


                              POWER OF ATTORNEY

     Know all men by these presents, that I constitute and appoint William E. Mildren, Jr. or Larry G. Johnson or both of them true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign any or all amendments to this registration statement and to file the same, therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Witness my hand on the date set forth below.

Date: May 4, 1994                          /s/ W. S. Ritchie, Jr.
                                            W. S. Ritchie, Jr.

                           Consent of Director of
                     Commercial Bancshares, Incorporated


     I hereby consent to the references to my name and inclusion of the information set forth in the Registration Statement on Form S-4 of Commercial Bancshares, Incorporated, and all amendments thereto, including the information about me as a person who is a member of its Board of Directors.


                              POWER OF ATTORNEY

     Know all men by these presents, that I constitute and appoint William E. Mildren, Jr. or Larry G. Johnson or both of them true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign any or all amendments to this registration statement and to file the same, therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Witness my hand on the date set forth below.

Date: May 4, 1994                          /s/ Thomas N. Webster
                                            Thomas N. Webster

                           Consent of Director of
                     Commercial Bancshares, Incorporated


     I hereby consent to the references to my name and inclusion of the information set forth in the Registration Statement on Form S-4 of Commercial Bancshares, Incorporated, and all amendments thereto, including the information about me as a person who is a member of its Board of Directors.


                              POWER OF ATTORNEY

     Know all men by these presents, that I constitute and appoint William E. Mildren, Jr. or Larry G. Johnson or both of them true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign any or all amendments to this registration statement and to file the same, therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Witness my hand on the date set forth below.

Date: May 4, 1994                          /s/ Morris B. Wilkins
                                            Morris B. Wilkins